Exhibit 99.1

FOR IMMEDIATE RELEASE

Grey Rock Investment Partners and Executive Network Partnering Corporation Announce

Business Combination to Form Publicly Traded Granite Ridge Resources

•	Formation of Granite Ridge creates a scaled, non-operated oil and gas exploration and production company with an unlevered balance sheet and immediate free cash flow generation

•	Assets include a diversified portfolio of production and top-tier acreage across the Permian and other prolific US basins in partnership with proven operators

•

Pro forma enterprise value of Granite Ridge estimated at approximately $1.3 billion underpinned by an expected initial 3.5%—4.6% regular dividend yield, depending on redemptions, and an attractive entry valuation multiple for investors

•	Estimated 2022 net production of 20.5 thousand barrels of oil equivalent per day

•	2022 estimated EBITDA of approximately $425 million[1] and strong free cash flow of more than $240 million[2]

•	Fortress balance sheet with net leverage expected to be below 0.0x at the end of second quarter 2022

•	Management team, sponsor economics and governance are highly aligned with public stockholders

•	Scaled platform poised to consolidate the fragmented non-operated market

DALLAS and BOSTON – May 16, 2022 – Grey Rock Investment Partners (“Grey Rock”), a Dallas-based investment firm, and Executive Network Partnering Corporation (“ENPC”) (NYSE: ENPC), a special purpose acquisition entity, announced today that they have entered into a definitive agreement to complete a $1.3 billion business combination resulting in the formation of publicly traded Granite Ridge Resources, Inc. (“Granite Ridge”). Subject to approval by the ENPC stockholders and customary regulatory requirements, Granite Ridge intends to be listed on the NYSE under the ticker symbol “GRNT” upon closing, which is expected to occur later this year. Granite Ridge will be led by chief executive officer Luke Brandenberg and chief financial officer Tyler Farquharson.

Leadership Perspectives

“We see a tremendous market opportunity driven by the ever-increasing global demand for traditional energy commodities,” said Griffin Perry, Co-Founder of Grey Rock. “In creating Granite Ridge, we have the unique opportunity to build a new company anchored by a premiere, scaled, non-operated oil and gas platform diversified across five of the most prolific basins in the United States.” Matt Miller, Co-Founder of Grey Rock added, “We are excited to partner with ENPC to enter the public markets and deliver on our commitment to create healthy, risk-adjusted returns in underserved areas of the oil and gas market, while creating long-term value for Granite Ridge’s stockholders.”

“This transaction with Grey Rock reflects our philosophy and commitment to matching accomplished, proven executives and great assets, with the proper capital structure to maximize results and value creation,” said Paul Ryan, Chairman of ENPC and former Speaker of the U.S. House of Representatives. “As hydrocarbons continue to play an important role in the global energy mix, we are confident that Granite Ridge, led by a world-class team with deep operational, technical, and financial expertise, is a compelling opportunity for investors looking to participate in the energy space.”

“I look forward to leading Granite Ridge as we enter the public market and seize the opportunities presented by today’s energy environment,” said Luke Brandenberg, future Granite Ridge chief executive officer. “As demonstrated by consistent success across multiple hydrocarbon price cycles and a fortress balance sheet, Grey Rock is unique among its peer group. Our team at Granite Ridge will maintain Grey Rock’s strategic, adaptable approach as we focus on non-operated working interest and joint ventures, partner with experienced operators in the most prolific basins, leverage real-time data and analytics, and build a diversified asset base that generates attractive returns and substantial value for our partners.”

Transaction Details

In connection with this transaction, Grey Rock will contribute oil and gas assets currently held in its Fund I, Fund II, and Fund III portfolios to Granite Ridge in exchange for equity. Grey Rock will not receive any cash proceeds as part of this transaction and will roll all of its equity into the pro forma company. Assuming no redemptions paid from ENPC cash in trust, gross proceeds of approximately $414 million held in the trust account will be transferred to Granite Ridge in connection with the transaction for growth capital purposes, including future acquisitions.

Members of the Grey Rock team will continue to help manage the assets post-transaction through a long-term services agreement, providing technical, legal, commercial, acquisition and divestment, and back-office support. The seasoned team brings significant oil and gas experience across multiple basins, having generated strong returns through various cycles.

Granite Ridge and Grey Rock have agreed that during the term of the services agreement, Granite Ridge and any additional oil and gas-focused funds managed by Grey Rock shall have the opportunity to jointly participate in investment opportunities for upstream oil and gas assets, with 75% of any future transactions allocated to Granite Ridge and 25% of any future transactions allocated to oil and gas funds managed by Grey Rock.

The transaction was unanimously approved by the board of ENPC and remains subject to the approval of ENPC stockholders and the satisfaction or waiver of other customary conditions. Upon closing, Granite Ridge will maintain a seven-person board, which will include three independent directors as well as a committee dedicated to strong ESG (environment, social and governance) practices.

Please see the investor presentation for more detail.

Advisors

Evercore is acting as exclusive financial and capital markets advisor to Grey Rock and Stephens Inc. is acting as financial advisor to ENPC. Holland & Knight LLP is acting as legal counsel to Grey Rock and Kirkland & Ellis LLP is acting as legal counsel to ENPC.

Presentation Information

https://www.enpc.co/news/presentations

About Grey Rock Investment Partners

Grey Rock Investment Partners is a Dallas-based private equity firm with more than $525 million of committed capital under management and interests in more than 2,500 wells in core areas of the Midland, Delaware, Bakken, Eagle Ford, DJ, and Haynesville plays. With a focus on lower and mid-market non-operated working interests, Grey Rock builds positions with low breakeven costs to provide investors with attractive risk-adjusted returns. Grey Rock was founded and is led by three managing directors: Matt Miller, Griffin Perry and Kirk Lazarine. For more information, visit www.grey-rock.com

About Executive Network Partnering Corporation

Executive Network Partnering Corporation (NYSE: ENPC) was formed as a partnership among Paul Ryan, as Chairman, who served as the 54th Speaker of the U.S. House of Representatives and currently serves as a Partner at Solamere Capital; Alex Dunn, as CEO, who has served in various senior operating roles at several businesses where he helped grow shareholder value, most recently as President of Vivint SmartHome (NYSE: VVNT); and Solamere Capital, a private equity firm anchored by its network of leading business executives, including former chief executive officers of S&P 500 companies. ENPC was established for the purpose of identifying a company to partner with in order to effectuate a merger, share exchange, asset acquisition, share purchase, reorganization or similar partnering transaction with one or more businesses. For more information, visit https://www.enpc.co/

Forward-Looking Statements

This news release includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about Grey Rock’s, ENPC’s and Granite Ridge’s ability to effectuate the proposed business combination discussed in this news release; the benefits of the proposed business combination; the future financial performance of Granite Ridge following the transactions; changes in Grey Rock’s or Granite Ridge’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this news release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Grey Rock’s, ENPC’s or Granite Ridge’s views as of any subsequent date, and none of Grey Rock, ENPC or Granite Ridge undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Grey Rock’s and Granite Ridge’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the proposed business combination; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the proposed business combination; (iii) the outcome of any legal proceedings that may be instituted against ENPC, Grey Rock, Granite Ridge or others following announcement of the proposed business combination; (iv) the inability to complete the proposed business combination due to the failure to obtain the approval of ENPC stockholders; (v) Granite Ridge’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the proposed business combination; (vi) Granite Ridge’s ability to obtain the listing of its common stock and warrants on NYSE following the proposed business combination; (vii) the risk that the proposed business combination disrupts current plans and operations of Grey Rock as a result of the announcement and consummation of the proposed business combination; (viii) the ability to recognize the anticipated benefits of the proposed business combination; (ix) unexpected costs related to the proposed business combination; (x) the amount of any redemptions by public stockholders of ENPC being greater than expected; (xi) the management and board composition of Granite Ridge following the proposed business combination; (xii) limited liquidity and trading of Granite Ridge’s securities; (xiii) the use of proceeds not held in ENPC’s trust account or available from interest income on the trust account balance; (xiv) geopolitical risk and changes in applicable laws or regulations; (xv) the possibility that Grey Rock, ENPC or Granite Ridge may be adversely affected by other economic, business, and/or competitive factors; (xvi) operational risk; (xvii) the possibility that the COVID-19 pandemic, or another major disease, disrupts Grey Rock’s business; (xviii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Grey Rock’s resources; and (xix) the risks that the consummation of the proposed business combination is substantially delayed or does not occur.

No Offer or Solicitation

This communication relates to a proposed business combination between Grey Rock and ENPC. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Information for Investors and Stockholders and Where to Find It

In connection with the proposed business combination between Grey Rock and ENPC, Granite Ridge and ENPC intend to file a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) that includes a preliminary proxy statement/prospectus of ENPC and a preliminary prospectus of Granite Ridge, and after the Registration Statement is declared effective, ENPC will mail a definitive proxy statement/prospectus relating to the proposed business combination to ENPC’s stockholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the Securities and Exchange Commission (“SEC”), will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of ENPC’s stockholders to be held to approve the proposed business combination (and related matters). This communication does not contain all the information that should be considered concerning the proposed business combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. ENPC and Granite Ridge may also file other documents with the SEC regarding the proposed business combination. ENPC stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about ENPC, Granite Ridge, Grey Rock and the proposed business combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to ENPC stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by ENPC and Granite Ridge through the website maintained by the SEC at www.sec.gov, or by directing a request to ENPC, 137 Newbury Street, 17th Floor, Boston, Massachusetts 02116.

Participants in the Solicitation

ENPC, Granite Ridge, Grey Rock and their respective directors, officers and related persons may be deemed participants in the solicitation of proxies of ENPC stockholders in connection with the proposed business combination. ENPC stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of ENPC, and a description of their interests in ENPC is contained in ENPC’s final prospectus related to its initial public offering, dated September 15, 2020 and in ENPC’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ENPC stockholders in connection with the proposed business combination and other matters to be voted upon at the ENPC shareholder meeting will be set forth in the Registration Statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the Registration Statement that Granite Ridge and ENPC intend to file with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Contacts:

Investor Contact: Emmie Watts – ew@enpc.co – 801.400.3077

Media Contact: Emmie Watts – ew@enpc.co – 801.400.3077

1. Based on NYMEX strip pricing as of 5/11/22

2. Free cash flow (FCF) defined as operating cash flow less net capex and based on NYMEX strip pricing as of 5/11/22